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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        August 17, 2001 (August 15, 2001)
                       ----------------------------------

                     Golden Books Family Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-13499                06-110-4930
        -------------                 -------------           ---------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


    888 Seventh Avenue, 43rd Floor
             New York,  NY                                              10106
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 547-6700
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

     On August 15, 2001, the Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Approval Order") authorizing and approving the sale of substantially all of the assets of Golden Books Family Entertainment, Inc. (the "Company"), and five of its direct and indirect subsidiaries, Golden Books Publishing Company, Inc., Golden Books Home Video, Inc., LRM Acquisition Corp., Shari Lewis Enterprises, Inc. and SLE Productions, Inc. (collectively, the "Subsidiaries"), to Random House, Inc. and Classic Media, Inc. (together, the "Buyers"). As previously reported on Form 8-K, on July 31, 2001, the Company and the Subsidiaries entered into a definitive agreement (the "Original Agreement") with the Buyers pursuant to which the Buyers will acquire substantially all of the assets of the Company and the Subsidiaries (including the stock of Golden Books Publishing (Canada), Inc.) and assume certain of the liabilities of the Company and the Subsidiaries. On August 15, 2001, following the entry by the Bankruptcy Court of the Approval Order, the Company, the Subsidiaries and the Buyers executed and delivered an Amendment No. 1 (the "Amendment") to the Original Agreement, a copy of which Amendment is attached hereto. (The Original Agreement, as amended by the Amendment, is referred to herein as the "Amended Agreement".) The purchase price payable under the Amended Agreement is $84,412,000 in cash, plus assumed liabilities.

     As previously reported on Form 8-K, on June 4, 2001, the Company and the Subsidiaries filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (case numbers 01-1920 through 01-1925) in the Bankruptcy Court.

     There can be no assurance that the transaction contemplated by the Amended Agreement will be consummated; if consummated, such transaction will likely result in the common stock of the Company having no value, and certain indebtedness of the Company and the Subsidiaries being worth significantly less than face value.


                                      -2-

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Item 7. Financial Statements and Exhibits

(c) Exhibits:

     The following exhibits are filed as part of this report:

99.1 Amendment No. 1 dated as of August 15, 2001 to Asset Purchase Agreement dated as of July 31, 2001, by and among Random House, Inc., and Classic Media, Inc., as Buyer, and Golden Books Family Entertainment, Inc., Golden Books Publishing Company, Inc., Golden Books Home Video, Inc., LRM Acquisition Corp., Shari Lewis Enterprises, Inc. and SLE Productions, Inc., as the Selling Parties.


                                      -3-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

Date:  August 17, 2001                   By: /s/ Philip Galanes
      ------------------                     ------------------------------
                                             Name:  Philip Galanes
                                             Title: Chief Administrative Officer
                                                    and General Counsel



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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Amendment No. 1 dated as of August 15, 2001, to Asset Purchase Agreement dated as of July 31, 2001, by and among Random House, Inc. and Classic Media, Inc., as Buyer, and Golden Books Family Entertainment, Inc., Golden Books Publishing Company, Inc., Golden Books Home Video, Inc., LRM Acquisition Corp., Shari Lewis Enterprises, Inc. and SLE Productions, Inc., as the Selling Parties